EXHIBIT 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Tranche M-1

DM / Price                      50% PPC             100% PPC            200% PPC
-------------------             --------            --------            --------
                 50             101.8776            101.0274            100.6852
                 51             101.7827            100.9757            100.6509
                 52              101.688            100.9241            100.6165
                 53             101.5933            100.8725            100.5821
                 54             101.4987            100.8209            100.5478
                 55             101.4043            100.7694            100.5135
                 56             101.3099            100.7179            100.4792
                 57             101.2157            100.6664            100.4448
                 58             101.1216             100.615            100.4106
                 59             101.0275            100.5635            100.3763
                 60             100.9336            100.5122             100.342
                 61             100.8398            100.4608            100.3077
                 62              100.746            100.4095            100.2735
                 63             100.6524            100.3582            100.2393
                 64             100.5589            100.3069            100.2051
                 65             100.4655            100.2557            100.1708
                 66             100.3722            100.2045            100.1367
                 67              100.279            100.1533            100.1025
                 68             100.1859            100.1022            100.0683
                 69             100.0929            100.0511            100.0341
                 70                  100                 100                 100
                 71              99.9072              99.949             99.9659
                 72              99.8145             99.8979             99.9317
                 73              99.7219             99.8469             99.8976
                 74              99.6294              99.796             99.8635
                 75              99.5371             99.7451             99.8295
                 76              99.4448             99.6942             99.7954
                 77              99.3526             99.6433             99.7613
                 78              99.2605             99.5925             99.7273
                 79              99.1686             99.5417             99.6932
                 80              99.0767             99.4909             99.6592
                 81              98.9849             99.4401             99.6252
                 82              98.8932             99.3894             99.5912
                 83              98.8017             99.3387             99.5572
                 84              98.7102             99.2881             99.5232
                 85              98.6188             99.2374             99.4893
                 86              98.5276             99.1868             99.4553
                 87              98.4364             99.1363             99.4214
                 88              98.3453             99.0857             99.3875
                 89              98.2544             99.0352             99.3536
                 90              98.1635             98.9848             99.3197
-------------------             --------            --------            --------
Average Life @ 70DM                10.14                5.31                3.48